Exhibit 10.1(C)

AMENDMENT NO. 2 TO

AMENDED AND RESTATED SHAREHOLDER’S AGREEMENT

REGARDING NIELSEN HOLDINGS N.V.

THIS AMENDMENT NO. 2 (this “Amendment”), effective , 2012, to that certain Amended and Restated Shareholder’s Agreement regarding Nielsen Holdings N.V. dated January 31, 2011 (the “Agreement”) by and among AlpInvest, Blackstone, Carlyle, Centerview, Hellman & Friedman, KKR, Thomas H. Lee Partners, Valcon Acquisition Holding (Luxembourg) S.à r.l., Nielsen Holdings N.V. (the “Company”), Valcon Acquisition B.V. and The Nielsen Company B.V. (the foregoing collectively referred to herein as the “Parties”). All capitalized terms used in this Amendment but not defined herein shall have the meaning ascribed to such terms under the Agreement.

WHEREAS, the Parties desire to amend the Agreement as provided herein to change the size and composition of the Board of Directors of the Company for so long as the Company is a Controlled Company, including reducing the size of the Board of Directors of the Company to 11 members and providing that each of Blackstone, Carlyle, KKR and Thomas H. Lee Partners will have the right to designate one director each to the Board of Directors of the Company rather than two directors; and

WHEREAS, Section 11.1 of the Agreement provides that the Agreement may be amended by a written instrument signed by the parties thereto.

NOW, THEREFORE, in consideration of the mutual agreements specified in this Amendment, the Parties hereby agree as follows:

1.	Amendment to Agreement.

(a)	Section 3.1.1 of the Agreement is hereby amended by:

(i)	Deleting “15 (fifteen)” where it appears in Section 3.1.1(a) and replacing it with “11 (eleven)”

(ii)	Deleting “10” where it appears in Section 3.1.1(a)(i) and replacing it with “6”;

(iii)	Deleting “of which two individuals shall be nominated at the direction of each of Blackstone, Carlyle, KKR and Thomas H. Lee Partners and of which one individual shall be nominated at the direction of each of Centerview and Hellman & Friedman” where it appears in Section 3.1.1(a)(i) and replacing it with “of which one individual shall be nominated at the direction of each of Blackstone, Carlyle, KKR, Thomas H. Lee Partners, Centerview and Hellman & Friedman”; and

(iv)	Deleting “the Nielsen Holdings Board acting upon the recommendations of the Nomination and Corporate Governance Committee” where it appears in Section 3.1.1(a)(i) and replacing it with “Luxco”.

(b)	Section 5.2 of the Agreement is hereby amended by:

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(i)	Deleting “14 (fourteen)” where it appears in Section 5.2.1 and replacing it with “10 (ten)”

2.	Governing Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Amendment, except to the extent that the matter in question is mandatorily required to be governed by Luxembourg law or Dutch law, in which case it will be governed by the applicable provisions of such law.

3.	No Other Amendments. Except to the extent expressly amended by this Amendment, all terms of the Agreement shall remain in full force and effect without amendment, change or modification.

4.	Counterparts. This Amendment may be executed in counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the following have executed this Amendment as of this              day of             , 2012.

NIELSEN HOLDINGS N.V.

By:
Name:
Title:

VALCON ACQUISITION B.V

By:
Name:
Title:

THE NIELSEN COMPANY B.V

By:
Name:
Title:

VALCON ACQUISITION HOLDING (LUXEMBOURG) S.À R.L.

By:
Name:
Title:

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By: AlpInvest Partners 2006 B.V., its general partner

By: AlpInvest Partners B.V., its managing director

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN II-A, BV

By: AlpInvest Partners B.V., its managing director

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V, L.P.

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V, L.P.

By:
Name:
Title:

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V, L.P.

By:
Name:
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V-A, L.P.

By:
Name:
Title:

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V-SMD, L.P.

By:
Name:
Title:

BCP (CAYMAN) V-S, L.P.

By:
Name:
Title:

BCP V CO-INVESTORS (CAYMAN), L.P.

By:
Name:
Title:

CARLYLE PARTNERS IV CAYMAN, L.P.

By:
Name:
Title:

CP IV COINVESTMENT CAYMAN, L.P.

By:
Name:
Title:

CEP II PARTICIPATIONS S.À R.L. SICAR

By:
Name:
Title:

CENTERVIEW CAPITAL, L.P.

By: Centerview Partners GP, L.P.
Its General Partner

By: Centerview Capital GP, LLC
Its General Partner

By:
Name:
Title:

CENTERVIEW EMPLOYEES, L.P.

By:Centerview Capital GP, LLC
Its General Partner

By:
Name:
Title:

CENTERVIEW VNU LLC

By:	Centerview Capital Holdings LLC,
its Managing Member

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL PARTNERS V (CAYMAN), L.P.

By: Hellman & Friedman Investors V (Cayman), L.P.
By: Hellman & Friedman Investors V (Cayman), Ltd.

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL PARTNERS V (CAYMAN PARALLEL), L.P.

By: Hellman & Friedman Investors V (Cayman), L.P.
By: Hellman & Friedman Investors V (Cayman), Ltd.

By:
Name:
Title:

HELLMAN & FRIEDMAN CAPITAL ASSOCIATES V (CAYMAN), L.P.

By: Hellman & Friedman Investors V (Cayman), L.P.
By: Hellman & Friedman Investors V (Cayman), Ltd.

By:
Name:
Title:

KKR VNU (MILLENIUM) L.P.

By:	KKR VNU (Millennium) Limited
its General Partner

By:
Name:
Title:

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates Millennium (Overseas),
Limited Partnership
its General Partner

By:	KKR Millennium Limited
its General Partner

By:
Name:
Title:

KKR VNU EQUITY INVESTORS, L.P.

By:	KKR VNU GP Limited
its General Partner

By:
Name:
Title:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND V, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) CAYMAN FUND V, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.

By:
Name:
Title:

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.

By:
Name:
Title:

PUTNAM INVESTMENT HOLDINGS, LLC

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC

By:
Name:
Title:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By:
Name:
Title:

THL FUND VI (ALTERNATIVE) CORP.

By:
Name:
Title:

THL COINVESTMENT PARTNERS, L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU), L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU) II, L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU) III, L.P.

By:
Name:
Title:

THL EQUITY FUND VI INVESTORS (VNU) IV, L.P.

By:
Name:
Title: